                                                                CONFORMED COPY


               AMENDMENT NO. 1 TO RECEIVABLES PURCHASE AGREEMENT


               AMENDMENT dated as of May 31, 1995 (the "Amendment") among NATIONAL STEEL FUNDING CORPORATION, a Delaware corporation, the financial institutions listed on the signature pages hereof, as Buyers, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, THE FUJI BANK AND TRUST COMPANY, THE MITSUBISHI BANK, LTD. and COMERICA BANK, as Letter of Credit Issuing Banks, J.P. MORGAN DELAWARE, as Reserve Letter of Credit Bank, NATIONAL STEEL CORPORATION, a Delaware corporation, as Servicer, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent and J.P. MORGAN DELAWARE, a Delaware banking corporation, as Structuring and Collateral Agent.


                             W I T N E S S E T H :


               WHEREAS, the parties hereto have heretofore entered into a Receivables Purchase Agreement dated as of May 16, 1994 (the "Agreement"); and

               WHEREAS, the parties hereto desire to amend the Agreement to provide for, among other things, an extension of the facility;

               NOW, THEREFORE, the parties hereto agree as follows:

               SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such terms in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

               SECTION 2.  Amendment of Section 1.01 of the Agreement.
Section 1.01 of the Agreement is amended by (a) replacing the date "May 16, 1997" in the definition of "Expiry Date" with the date "May 16, 2000", and (b) adding "; and provided further that such letter of credit may be amended from time to time to increase the face amount thereof" in the definition of "Reserve Letter of Credit" after the word "Certificates" appearing in the last line thereof.

               SECTION 3.  Amendment of Section 6.01(q) of the Agreement.
Section 6.01(q) of the Agreement is amended by replacing the amount "$36,000,000" with the amount "$40,000,000".

               SECTION 4.  Amendment to Exhibit.   The Agreement is amended by
replacing Exhibit O, Form of Reserve Letter of Credit, with an amended Exhibit O, Form of Reserve Letter of Credit, in the form of Exhibit A hereto.

               SECTION 5. Additional Banks; Total Commitments. Upon execution and delivery of this Amendment, Mellon Bank N.A. shall become a party to the Agreement and a "Buyer" for all purposes thereof and hereof, entitled to all rights and subject to all duties thereunder and hereunder. The Agreement is amended so that the aggregate amount of Commitments is $200,000,000 and each Buyer's Commitment is the amount set forth opposite its name on the signature page hereof. The Buyer whose commitment is changed to zero shall, on the date this Amendment becomes effective pursuant to Section 7 cease to be a "Buyer" party to the Agreement; provided that the provisions of Section 8.03 shall continue to inure to the benefit of such Buyer.

               SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

               SECTION 7. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof (i) when the Administrative Agent shall have received duly executed counterparts hereof signed by NSFC, the Reserve L/C Bank, the Issuing Banks, the Agents, the Servicer and the Buyers (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party) and (ii) each of the following conditions shall have been satisfied, in form and substance acceptable to the Agents:

               (i) a good standing certificate for NSFC issued by the Secretary of State of the State of Delaware;

              (ii) (A) a copy of the resolutions of the board of directors of NSFC certified as of the date of this Amendment by its secretary or an assistant secretary authorizing the execution, delivery and performance of this Amendment and approving the transactions contemplated hereby; and (B) a certificate of the secretary or an assistant secretary of NSFC dated the date of this Amendment and certifying (x) the names and signatures of the officers authorized on its behalf to execute this Amendment and any other documents to be delivered by NSFC hereunder, (y) a copy of NSFC's by-laws, and (z) the certificate of incorporation of NSFC;

              (iii) (A) a copy of the resolutions of the board of directors of NSC certified as of the date of this Amendment by its secretary or an assistant secretary authorizing the execution, delivery and performance of this Amendment and approving the transactions contemplated hereby; and (B) a certificate of the secretary or an assistant secretary of NSC dated the date of this Amendment and certifying (x) the names and signatures of the officers authorized on its behalf to execute this Amendment and any other documents to be delivered by NSC hereunder, (y) a copy of NSC's by-laws, and (z) the certificate of incorporation of NSC;

              (iv) a good standing certificate for NSC issued by the Secretary of State of NSC's jurisdiction of incorporation, dated a date reasonably near the date of this Amendment;

               (v) opinions dated the date of this Amendment of Yukevich, Blume & Zangrilli, counsel for NSFC and NSC in substantially the forms of Exhibit B-1 and B-2 hereto; and covering such other matters as the Administrative Agent may reasonably request;

              (vi) the Reserve L/C Bank shall have executed and delivered to the Collateral Agent the Reserve Letter of Credit substantially in the form of Exhibit A hereto; and

              (vii) evidence satisfactory to the Collateral Agent that the rating assigned to the Buyer's Certificates shall have been reaffirmed by S&P.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                 NATIONAL STEEL FUNDING CORPORATION



                                 By: /s/ William E. McDonough
                                     Title: Treasurer



                                 NATIONAL STEEL CORPORATION,
                                   as Servicer



                                 By: /s/ Robert M. Greer
                                     Title: Senior Vice President &
                                     Chief Financial Officer



                                 MORGAN GUARANTY TRUST COMPANY
                                   OF NEW YORK,
                                   as Administrative Agent


                                 By: /s/ Laura E. Reim
                                     Title: Vice President



                                 J.P. MORGAN DELAWARE, as
                                    Structuring and Collateral
                                    Agent and Reserve Letter of
                                    Credit Issuing
                                    Bank


                                 By: /s/ Robert J. Henchey
                                     Title: Vice President

                                 MORGAN GUARANTY TRUST COMPANY
                                   OF NEW YORK, as Letter of
                                   Credit Issuing Bank



                                 By: /s/ Laura E. Reim
                                     Title: Vice President



                                 THE FUJI BANK AND TRUST
                                   COMPANY, as Letter of Credit
                                   Issuing Bank



                                 By: /s/ Katsuyuki Takagi
                                     Title: Vice President


                                 THE MITSUBISHI BANK, LTD., as
                                   Letter of Credit Issuing
                                   Bank

                                 By: /s/ Hajime Kaneko
                                     Title: Vice President & Manager


                                 COMERICA BANK, as Letter of
                                   Credit Issuing Bank

                                 By: /s/ Phillip A. Coosaia
                                     Title: Assistant Vice President


                                       BUYERS:


Commitment:  $15,000,000               MORGAN GUARANTY TRUST COMPANY
                                         OF NEW YORK



                                       By: /s/ Laura E. Reim
                                           Title: Vice President



Commitment:  $15,000,000               J.P. MORGAN DELAWARE



                                       By: /s/ Robert J. Henchey
                                           Title: Vice President



Commitment:  $30,000,000               THE FUJI BANK AND TRUST
                                         COMPANY

Commitment:  $30,000,000               THE FUJI BANK AND TRUST
                                          COMPANY


                                       By: /s/ Katsuyuki Takagi
                                           Title: Vice President



Commitment:  $25,000,000               COMERICA BANK



                                       By: /s/ Phillip A. Coosaia
                                           Title: Assistant Vice
                                                  President



Commitment:  $20,000,000               THE MITSUBISHI BANK, LTD.



                                       By: /s/ Hajime Kaneko
                                           Title: Vice President and
                                                    Manager



Commitment:  $15,000,000               THE BANK OF TOKYO TRUST
                                          COMPANY



                                       By: /s/ Akihiko Hagura
                                           Title: Vice President



Commitment:  $15,000,000               THE DAI-ICHI KANGYO BANK,
                                          LTD., NEW YORK BRANCH



                                       By: /s/ Gregg Silver
                                           Title: Vice President and
                                                    Group Leader, Asset
                                                    Securitization Group



Commitment:  $15,000,000               THE INDUSTRIAL BANK OF JAPAN
                                         TRUST COMPANY

                                       By: /s/ Hiroshi Suzuki
                                           Title: Senior Vice President




Commitment:  $15,000,000               THE LONG-TERM CREDIT BANK
                                         OF JAPAN, LTD.



                                       By: /s/ Taisuke Hitomi
                                           Title: Deputy General
                                         Manager


Commitment:  $15,000,000               NBD BANK, N.A.



                                       By: /s/ Mark A. Weitzel
                                           Title: Second Vice President


Commitment:  $10,000,000               THE YASUDA TRUST AND
                                         BANKING CO., LTD.



                                       By: /s/ Koichi Nakayama
                                           Title: Vice President


Commitment: $10,000,000                MELLON BANK, N.A.


                                       By: /s/ Richard K. James
                                           Title: Vice President


Commitment:  $0                        BANK OF AMERICA ILLINOIS



                                       By: /s/ Erle R.L. Archer
                                           Title: Vice President

TOTAL
COMMITMENTS: $200,000,000